TIAA-CREF Funds	Summary Prospectus

TIAA-CREF Small-Cap Blend Index Fund

MARCH 1, 2020

Class:	Institutional	Advisor	Retirement	Class W
Ticker:	TISBX	TRHBX	TRBIX	TRHWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2020, as subsequently supplemented, and the sections of the Fund's shareholder report dated October 31, 2019 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semiannual shareholder reports of the Fund and of the other investment portfolios (collectively with the Fund, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your

TIAA-CREF Small-Cap Blend Index Fund  ■  Summary Prospectus     1

shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you are a direct investor or invest through a TIAA Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Institutional Class or Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Retirement Class	Class W
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

2     Summary Prospectus  ■  TIAA-CREF Small-Cap Blend Index Fund

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Retirement Class	Class W

Management fees	0.04%	0.04%	0.04%	0.04%
Other expenses	0.02%	0.80%	0.27%	0.02%	[1]
Total annual Fund operating expenses	0.06%	0.84%	0.31%	0.06%
Waivers and expense reimbursements[2]	—	(0.63)%	—	(0.06)%	[3]
Total annual Fund operating expenses after
fee waiver and/or expense reimbursement	0.06%	0.21%	0.31%	0.00%

1	Estimate is for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.09% of average daily net assets for Institutional Class shares; (ii) 0.24% of average daily net assets for Advisor Class shares; (iii) 0.34% of average daily net assets for Retirement Class shares; and (iv) 0.09% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2021, unless changed with approval of the Board of Trustees. Additionally, pursuant to a Shareholder Servicing Plan with respect to Advisor Class shares, payments to financial intermediaries under the Shareholder Servicing Plan are subject to maximum rates and Teachers Advisors, LLC has agreed to reimburse the Fund if total Advisor Class expenses (subject to certain exclusions) exceed certain specified amounts. Because of the Shareholder Servicing Plan, Total annual Fund operating expenses after fee waiver and/or expense reimbursement for Advisor Class shares will be less than the expense limitation. The Board of Trustees must annually approve the continuance of, as well as any material changes to, the Shareholder Servicing Plan.

3

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TIAA-CREF Small-Cap Blend Index Fund  ■  Summary Prospectus     3

	Institutional Class	Advisor Class	Retirement Class	Class W
1 year	$6	$22	$32	$0
3 years	$19	$205	$100	$0
5 years	$34	$404	$174	$0
10 years	$77	$979	$393	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2019, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities included in its benchmark index, the Russell 2000® Index. A “small-cap” equity security is a security within the capitalization range of the companies included in the Russell 2000 Index at the time of purchase. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its investment adviser, Teachers Advisors, LLC (“Advisors”), has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the Russell 2000 Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Advisors will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 2000 Index, which the Fund seeks to track.

4     Summary Prospectus  ■  TIAA-CREF Small-Cap Blend Index Fund

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Advisors deems it appropriate.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of one or more particular securities may have a

TIAA-CREF Small-Cap Blend Index Fund  ■  Summary Prospectus     5

greater effect on the fund’s return since they may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor and Retirement classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2019, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares. Class W does not have a full year of performance and is not included in the table.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

6     Summary Prospectus  ■  TIAA-CREF Small-Cap Blend Index Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Small-Cap Blend Index Fund

Best quarter: 16.22%, for the quarter ended December 31, 2010. Worst quarter: -21.86%, for the quarter ended September 30, 2011.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2019

	Inception date	One year	Five years	Ten years
Institutional Class	10/1/2002
Return before taxes		25.53%	8.42%	11.99%
Return after taxes on distributions		23.85%	6.74%	10.60%
Return after taxes on distributions and sale of
Fund shares		15.96%	6.24%	9.59%
Advisor Class	12/4/2015
Return before taxes		25.38%	8.32%*	11.94%*
Retirement Class	10/1/2002
Return before taxes		25.30%	8.15%	11.71%

Russell 2000® Index
(reflects no deductions for fees, expenses or taxes)		25.52%	8.23%	11.83%

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because Advisor Class has different expenses than the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Small-Cap Blend Index Fund  ■  Summary Prospectus     7

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Philip James (Jim) Campagna, CFA	Lei Liao, CFA	Darren Tran, CFA
Title:	Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2014	since 2019

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Class W shares are available for purchase directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Retirement Class or Class W shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders

8     Summary Prospectus  ■  TIAA-CREF Small-Cap Blend Index Fund

or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Small-Cap Blend Index Fund  ■  Summary Prospectus     9

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A11981 (3/20)